DELAWARE POOLED TRUST

Delaware REIT Fund

Supplement to the Funds'
Statement of Additional Information
dated June 28, 2002

The Board of Trustees has approved the following changes in sales charges for Class B share purchases effective November 18, 2002. Please carefully review the changes with your financial advisor when making an investment decision as to which class of shares best suits your investment goals and time frame and whether to make your investment before or after November 18, 2002.

All references in this Statement of Additional Information (SAI) to the Class B contingent deferred sales charge (CDSC) are replaced with the new Class B contingent deferred sales charge of 4.00% during the first year, 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year, and 0.00% thereafter. The maximum amount of Class B shares that may be purchased at any one time will be lowered to $100,000. The Class A sales charge schedule and the Class C CDSC and purchase amount are not affected.

Effective November 18, 2002, the new sales charge schedule for Class B shares and maximum purchase amount, described above, replace the sales charge and maximum purchase amount information throughout the SAI, and specifically in the following sections: "Purchasing Shares" on page 43; "Purchasing Shares -- Special Purchase Features - Class A Shares (The Real Estate Investment Trust Portfolio) - Right of Accumulation" on page 54; and "Redemption and Exchange" on page 67.

The following average annual total and cumulative total return Class B and Class C tables replace the similar tables on pages 123 and 129. Past performance is not a guarantee of future results:

Average Annual Total Return1

The Real Estate Investment Trust Portfolio	1 year ended 4/30/02	3 years ended 4/30/02	Period 11/11/97 through 4/30/02
Class B including CDSC before taxes (Inception 11/11/97)	14.85%	N/A	6.79%
Class B including CDSC after taxes on distributions (Inception 11/11/97)	12.82%	N/A	4.21%
Class B including CDSC after taxes on distributions and sale of fund shares (Inception 11/11/97)	9.63%	N/A	4.22%
Class B excluding CDSC before taxes (Inception 11/11/97)	18.85%	13.08%	7.18%
Class C including CDSC before taxes (Inception 11/11/97)	17.85%	13.08%	7.18%
Class C including CDSC after taxes on distributions (Inception 11/11/97)	15.82%	N/A	4.64%
Class C including CDSC after taxes on distributions and sale of fund shares (Inception 11/11/97)	11.47%	N/A	4.54%
Class C excluding CDSC before taxes (Inception 11/11/97)	18.85%	13.08%	7.18%

1 Reflects applicable expense caps in effect during the periods. See Investment Management Agreement and Sub-Advisory Agreement for information regarding expense caps for the Funds. In the absence of such voluntary waivers, performance would have been affected negatively.

2 Effective November 18, 2002, the CDSC schedule for Class B Shares will be changed to: 4.00% during the first year, 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year, and 0.00% thereafter. The above figures have been calculated using this new schedule. For the period November 2, 1998 through November 18, 2002, the CDSC schedule for Class B Shares was: (i) 5% if shares are redeemed within one year of purchase (ii) 4% if shares are redeemed during the second year; (iii) 3% if shares are redeemed during the third or fourth year; (iv) 2% if shares are redeemed during the fifth year; (v) 1% if shares are redeemed during the sixth year; and (v) 0% thereafter. The SAI dated June 28, 2002 included an Average Annual Total Return table with figures calculated using this old schedule.

Cumulative Total Return1

Delaware REIT Fund	3 months ended 4/30/02	6 months ended 4/30/02	9 months ended 4/30/02	1 year ended 4/30/02	3 years ended 4/30/02	Period 11/11/97 through 4/30/02
Class B Including CDSC[2] (Inception 11/11/97)	5.51%	13.37%	8.80%	14.85%	41.85%	34.13%
Class B Excluding CDSC (Inception 11/11/97)	9.51%	17.37%	12.80%	18.85%	44.60%	36.34%
Class C Including CDSC[2] (Inception 11/11/97)	8.51%	16.37%	11.80%	17.85%	44.60%	36.34%
Class C excluding CDSC (Inception (11/11/97)	9.51%	17.37%	12.80%	18.85%	44.60%	36.34%

1 Reflects applicable expense caps in effect during the periods. See Investment Management Agreement and Sub-Advisory Agreement for information regarding expense caps for the Funds. In the absence of such voluntary waivers, performance would have been affected negatively.

2 Effective November 18, 2002, the CDSC schedule for Class B Shares will be changed to: 4.00% during the first year, 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year, and 0.00% thereafter. The above figures have been calculated using this new schedule. For the period November 2, 1998 through November 18, 2002, the CDSC schedule for Class B Shares was: (i) 5% if shares are redeemed within one year of purchase (ii) 4% if shares are redeemed during the second year; (iii) 3% if shares are redeemed during the third or fourth year; (iv) 2% if shares are redeemed during the fifth year; (v) 1% if shares are redeemed during the sixth year; and (v) 0% thereafter. The SAI dated June 28, 2002 included a Cumulative Total Return table with figures calculated using this old schedule.

The first paragraph under the section entitled Institutional Class under the heading PURCHASING SHARES is hereby revised by inserting the following language at the end of the paragraph:

"(f) certain plans qualified under Section 529 of the Internal Revenue Code for which Delaware Service Company, Inc., the Distributor, or the Manager or one or more of their affiliates provide record keeping, administrative, investment management, marketing, distribution or similar services; and (g) Programs sponsored by financial intermediaries where such program requires the purchase of Institutional Class shares."

The date of this Supplement is November 18, 2002.